SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 17, 2003
                                                         ----------------

                                  GENUITY INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      000-30837               74-2864824
---------------------------     ------------------------   ---------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


      225 Presidential Way, Woburn, MA                     01801
    ------------------------------------                ----------
   (Address of Principal Executive Offices)              (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------


                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.

Item 5.  Other Events

On January 17, 2003, Genuity Inc., a Delaware corporation ("Genuity"), announced that in accordance with the bidding procedures for the proposed acquisition by Level 3 Communications and the Chapter 11 process, its Board of Directors has determined that there were no new bids for the purchase of Genuity's assets that met the criteria required to be considered a qualified offer. As a result, Genuity and Level 3 will move forward to complete the acquisition process with a Sale Hearing commencing as early as January 21, 2003.

On January 24, 2003, Genuity announced that the United States Bankruptcy Court for the Southern District of New York approved the acquisition of substantially all of the company's assets and operations by Level 3 Communications (Nasdaq:LVLT). As part of the court approval process, a number of outstanding objections also have been resolved, including the settlement of the lawsuit between Genuity and Deutsche Bank. With the court's decision, the acquisition is expected to be completed in February.

In addition to gaining court approval, Genuity also announced its staffing plans as it prepares for integration with Level 3. By the time the sale closes, Genuity will reduce its employee headcount by 700-800 of its current 2,300-person work force. Upon the closing of the transaction, it is expected that approximately 1,400-1,500 Genuity employees will be offered positions with Level 3. Additionally, a small number of Genuity employees will continue to work for the Genuity Estate for a limited period of time after the sale to Level 3 is complete. During this period, the Estate will work with the court to finalize its obligations.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits.
         ---------

         99.1     Press Release dated January 17, 2003 of Genuity Inc.
         99.2     Press Release dated January 24, 2003 of Genuity Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GENUITY INC.


                                      By:        /s/ Daniel P. O'Brien
                                         ---------------------------------------
                                           Name:    Daniel P. O'Brien
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer


Date: January 27, 2003

                                  EXHIBIT INDEX

Exhibit No.                  Description of Exhibits                      Page
-----------                  -----------------------                      ----
   99.1        Press Release dated January 17, 2003 of Genuity Inc.        5

   99.2        Press Release dated January 24, 2003 of Genuity Inc.        7

                                                                    Exhibit 99.1


Media Contacts:                                     Investor Relations Contacts:

Susan Kraus, 781-865-3511                          Arleen Llerandi, 781-865-3544

John Vincenzo, 781-865-5468

                                January 17, 2003

            Genuity and Level 3 Take Next Step in Acquisition Process

                Sale Order Hearing to Convene on January 21, 2003

     WOBURN, Mass.--(BUSINESS WIRE)--Jan. 17, 2003--Genuity Inc. today announced that, in accordance with the bidding procedures for the proposed acquisition by Level 3 Communications (Nasdaq:LVLT) and the Chapter 11 process, its Board of Directors has determined that there are no new bids for the purchase of Genuity's assets that meet the criteria required to be considered a qualified offer. As a result, Genuity and Level 3 will move forward to complete the acquisition process with a Sale Hearing on January 21, 2003.
     On November 27, 2002, Genuity and Level 3 announced that the two companies reached a definitive agreement in which Level 3 would acquire substantially all of Genuity's assets and operations for $242 million, subject to adjustments, and assume a significant portion of Genuity's existing long-term operating agreements. To facilitate the transaction, Genuity and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. In conjunction with the filing, Genuity established bidding procedures and scheduled an auction to allow other qualified bidders to submit better offers for its assets.

     About Genuity

     Genuity is a leading provider of enterprise IP networking services. The company combines its Tier 1 network with a full portfolio of managed Internet services, including dedicated and broadband access, Internet security, Voice over IP (VoIP), and Web hosting to provide converged voice and data solutions. With annual revenues of more than $1 billion, Genuity (NASDAQ: GENUQ and NM:
Genuity A-RegS 144) is a global company with offices and operations throughout the U.S., Europe, Asia and Latin America. Additional information about Genuity can be found at www.genuity.com.

     Forward-Looking Statements

     This announcement contains forward-looking statements. For each of these statements, Genuity Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. If future events and actual performance differ materially from Genuity's assumptions, actual results could vary significantly from the performance projected in these forward-looking statements.

     These forward-looking statements are based on the company's current knowledge, beliefs, expectations and specific assumptions with respect to future business decisions. Accordingly, the statements are subject to significant risks, contingencies and uncertainties that could cause actual operating results, performance or business prospects to differ materially from those expressed in, or implied by, these statements. These risks, contingencies and uncertainties include, but are not limited to: the company's ability to satisfy its financial needs or operational obligations as they become due; expectations as to the company's future revenue, margins, expenses and capital requirements; the company's ability to develop and maintain a successful relationship with significant customers; the company's ability to successfully reduce its cost structure; volatility of the market for certain products; and expansion decisions relating to our capacity and network infrastructure. The company also faces uncertainty concerning the effect of Verizon's decision to relinquish its option to acquire a controlling interest in the company and concerning the outcome of discussions with our lenders regarding the default under our credit agreement arising from Verizon's decision to relinquish its option.

     For a more detailed discussion of the risks and uncertainties of Genuity's business, please refer to the company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report for the period ended September 30, 2002 as filed with the Securities and Exchange Commission, which discuss in greater detail the important factors that could cause actual results to differ materially. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Further disclosures that the company makes on related subjects in its additional filings with the Securities and Exchange Commission should be consulted.

                                                                    Exhibit 99.2

Media Contacts:                                      Investor Relations Contact:

Susan Kraus, 781-865-3511                          Arleen Llerandi, 781-865-3544

John Vincenzo, 781-865-5468

                                January 24, 2003

              Level 3's Acquisition of Genuity Earns Court Approval

                Acquisition Expected to be Completed in February

     WOBURN, Mass.--(BUSINESS WIRE)--Jan. 24, 2003--Genuity Inc. today announced that the United States Bankruptcy Court for the Southern District of New York has approved the acquisition of substantially all of the company's assets and operations by Level 3 Communications (Nasdaq:LVLT). As part of the court approval process, a number of outstanding objections also have been resolved, including the settlement of the lawsuit between Genuity and Deutsche Bank. With today's court decision, the acquisition is expected to be completed in February.
     "This is a major step toward the completion of this transaction," said Paul
R. Gudonis, Genuity's chairman and CEO. "Now that the court has approved the acquisition of Genuity by Level 3, we can enter the next critical phase of the transaction - integration. As we move through the integration process, we will continue to focus on what we do best - delivering top-quality Internet services to our thousands of customers."
     In addition to gaining court approval, Genuity also announced its staffing plans as it prepares for integration with Level 3. By the time the sale closes, Genuity will reduce its employee headcount by 700-800 of its current 2,300-person work force. Upon the closing of the transaction, it is expected that approximately 1,400-1,500 Genuity employees will be offered positions with Level 3. Employees who join Level 3 will become part of a transitional organization that is intended to help facilitate a smooth integration. Final decisions on the number of permanent positions with Level 3 will be determined once the organizational structure of the company is formalized.
     Additionally, a small number of Genuity employees will continue to work for the Genuity Estate for a limited period of time after the sale to Level 3 is complete. During this period, the Estate will work with the court to finalize its obligations.
     "One of Genuity's strengths has always been the talent and dedication of its employees, which makes the need to reduce our work force that much more difficult," added Gudonis. "While one of our priorities has been to find a solution that preserves the most jobs possible, we also have to deal with the realities of the Chapter 11 process. That is why we fought very hard to ensure that all employees included in the upcoming reduction will receive severance benefits."
     On November 27, 2002, Genuity and Level 3 announced that the two companies reached a definitive agreement in which Level 3 would acquire substantially all of Genuity's assets and operations for $242 million, subject to adjustments, and assume a significant portion of Genuity's existing long-term operating agreements. To facilitate the transaction, Genuity and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code.
     The transaction remains subject to certain additional regulatory approvals and other customary closing conditions.

     About Genuity

     Genuity is a leading provider of enterprise IP networking services. The company combines its Tier 1 network with a full portfolio of managed Internet services, including dedicated and broadband access, Internet security, Voice over IP (VoIP), and Web hosting to provide converged voice and data solutions. With annual revenues of more than $1 billion, Genuity (NASDAQ: GENUQ and NM:
Genuity A-RegS 144) is a global company with offices and operations throughout the U.S., Europe, Asia and Latin America. Additional information about Genuity can be found at www.genuity.com.

     Forward-Looking Statements

     This announcement contains forward-looking statements. For each of these statements, Genuity Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. If future events and actual performance differ materially from Genuity's assumptions, actual results could vary significantly from the performance projected in these forward-looking statements.

     These forward-looking statements are based on the company's current knowledge, beliefs, expectations and specific assumptions with respect to future business decisions. Accordingly, the statements are subject to significant risks, contingencies and uncertainties that could cause actual operating results, performance or business prospects to differ materially from those expressed in, or implied by, these statements. These risks, contingencies and uncertainties include, but are not limited to: the company's ability to satisfy its financial needs or operational obligations as they become due; expectations as to the company's future revenue, margins and expenses; the company's ability to maintain a successful relationship with significant customers; the company's ability to successfully reduce its cost structure; volatility of the market for certain products; and expansion decisions relating to our capacity and network infrastructure. The company also faces uncertainty concerning the Chapter 11 process, the effect of Verizon's decision to relinquish its option to acquire a controlling interest in the company and concerning the outcome of discussions with our lenders regarding the default under our credit agreement arising from Verizon's decision to relinquish its option.

     For a more detailed discussion of the risks and uncertainties of Genuity's business, please refer to the company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report for the period ended September 30, 2002 as filed with the Securities and Exchange Commission, which discuss in greater detail the important factors that could cause actual results to differ materially. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Further disclosures that the company makes on related subjects in its additional filings with the Securities and Exchange Commission should be consulted.